UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 3, 2012

DIRECTV
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90,245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the stockholders of DIRECTV was held on May 3, 2012.  As of March 9, 2012, the record date for the Annual Meeting, there were 676,608,719 shares outstanding. At the Annual Meeting, 547,992,079 shares, or approximately 80.99% of the eligible voting shares, were represented either in person or by proxy.
At the meeting, the stockholders voted on the following items:
1.    To elect nominees to the Board of Directors for the term as described in the proxy statement of DIRECTV.
The following nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2013 annual meeting of stochholders.

Director	For	Withheld	Broker Non-Vote
Ralph Boyd, Jr.	507,473,223	1,395,550	39,123,306
David Dillon	507,632,977	1,235,796	39,123,306
Samuel DiPiazza, Jr.	507,609,776	1,258,997	39,123,306
Dixon Doll	507,618,217	1,250,556	39,123,306
Peter Lund	498,695,292	10,173,481	39,123,306
Nancy Newcomb	507,577,941	1,290,832	39,123,306
Lorrie Norrington	502,046,904	6,821,869	39,123,306

2.    To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2012.

This proposal was approved by the votes indicated below.  There were no broker non-votes on this proposal.

For	Against	Abstained
545,429,975	2,012,173	549,931

3.    To amend the Amended and Restated Certificate of Incorporation of DIRECTV to make certain changes to the capital stock of the Company including the reclassification of Class A and Class B Common Stock and the increase of authorized shares of Common Stock from 3,947,000,000 to 3,950,000,000.

To be approved, this proposal required a vote of stockholders in favor by at least a majority of shares outstanding as of the record date and the proposal was approved by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
506,607,408	1,692,203	569,162	39,123,306

4.    Advisory vote on compensation of our named executive officers.
This proposal was approved by the votes indicated below.

For	Against	Abstained	Broker Non-Votes
487,081,299	12,052,701	9,734,773	39,123,306

5.    Shareholder proposal to adopt a policy that there would be no acceleration of performance-based equity awards upon a change in control.
This proposal was defeated by the votes indicated below.

For	Against	Abstained	Broker Non-Votes
159,626,795	348,097,761	1,144,217	39,123,306

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: May 9, 2012	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel